                                                                  EXHIBIT 3.5(a)

              MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES

                               FILING ENDORSEMENT















  This is to Certify that the CERTIFICATE OF AMENDMENT TO THE ARTICLES OF ORG.

                                       for

                                 TABB REALTY LLC

                                ID NUMBER: B30696

received by facsimile transmission on December 22, 1998 is hereby endorsed

Filed on December 22, 1998 by the Administrator.














     [MICHIGAN SEAL]                In testimony whereof, I have hereunto set my
                                    hand and affixed the Seat of the Department, in the City of Lansing, this 22nd day of December, 1998.

                                    /s/ Julie Croll, Director

                             Corporation, Securities and Land Development Bureau


GOLD SEAL APPEARS ONLY ON ORIGINAL
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
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  MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES - CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU
------------------------------------------------------------------------------------------------------------------------------------
     Date Received                                                             (FOR BUREAU USE ONLY)
                                                       This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.


=============================================================
  Name    Arlene R. Kaczmarek
          Seyburn, Kahn, Ginn, Bess, Deitch and Serlin, P.C.
-------------------------------------------------------------
  Address
          2000 Town Center, Suite 1500
-------------------------------------------------------------
  City                             State        Zip Code                EFFECTIVE DATE:
  Southfield                      Michigan       48075
====================================================================================================================================

Document will be returned to the name and address you enter above.
   If left blank document will be mailed to the registered office.

                                CERTIFICATE OF AMENDMENT TO THE ARTICLES OF ORGANIZATION
                                        FOR USE BY LIMITED LIABILITY COMPANIES
                               (Please read information and instructions on reverse side)

         Pursuant to the provisions of Act 23, Public Acts of 1993, The undersigned limited liability company executes the following Certificate of Amendment:

1.   The present name of the limited liability company is:

     YOUNG REAL ESTATE HOLDING CO., L.L.C.

2.   The identification number assigned by The Bureau is: B30696
                                                          ------

3.   The date of filing of its original Articles of Organization was: December 11, 1998
                                                                     -----------------

4.   Article I of the Articles of Organization is hereby amended to read as follows:

     The name of the limited liability company is changed to: TABB Realty LLC

5.       The amendment was approved by a majority vote of the members entitled to vote.
     ---
      X  The amendment was approved by unanimous vote of all of the members entitled to vote.
     ---

This Certificate is hereby signed as required by Section 103 of the Act.

                                Signed this 22nd day of December, 1998.

                                By: /s/ David C. May
                                   -------------------------------------
                                     (Signature of Member of Manager)
                                      David C. May, Attorney-In-Fact
                                   ------------------------------------
                                      (Type or print name and title)



GOLD SEAL APPEARS ONLY ON ORIGINAL

             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES

                               FILING ENDORSEMENT












     This is to Certify that the ARTICLES OF ORGANIZATION (DOMESTIC L.L.C.)

                                       for

                      YOUNG REAL ESTATE HOLDING CO., L.L.C.

                                ID NUMBER: B30696

received by facsimile transmission on December 11, 1998 is hereby endorsed

Filed on December 11, 1998 by the Administrator.









     [MICHIGAN SEAL]                In testimony whereof, I have hereunto set my
                                    hand and affixed the Seal of the Department, in the City of Lansing, this 11th day of December, 1998.

                                    /s/ Julie Croll, Director

                             Corporation, Securities and Land Development Bureau

GOLD SEAL APPEARS ONLY ON ORIGINAL

------------------------------------------------------------------------------------------------------------------------------------
  MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES - CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU
------------------------------------------------------------------------------------------------------------------------------------
     Date Received                                                              (FOR BUREAU USE ONLY)
                                                        This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.


==========================================================
  Name Arlene R. Kaczmarek
  Seyburn, Kahn, Ginn, Bess, Deitch and Serlin, P.C.
---------------------------------------------------------
  Address
  2000 Town Center, Suite 1500
---------------------------------------------------------
  City                             State        Zip Code    EFFECTIVE DATE:
  Southfield,                       MI        48075-1195
====================================================================================================================================

Document will be returned to the name and address you enter above.
   If left blank document will be mailed to the registered office.

                                              ARTICLES OF ORGANIZATION                                              B_______________
                                  FOR USE BY DOMESTIC LIMITED LIABILITY COMPANIES
                              (Please read information and instructions on last page)
           Pursuant to the provisions of Act 23, Public Acts of 1993, the undersigned execute the following Articles:

ARTICLE I

The name of the limited liability company is: Young Real Estate Holding Co., L.L.C.
                                              -------------------------------------

ARTICLE II

The purpose or purposes for which the limited liability company is formed is to engage in any activity within the purposes for which a limited liability company may be formed under the Limited Liability Company Act of Michigan.


ARTICLE III

The duration of the limited liability company if other than perpetual is:   Perpetual
                                                                         ----------------------------

ARTICLE IV

1.   The street address of the location of the registered office is:

        9135 General Court,                                     Plymouth           ,                                Michigan  48170
     ------------------------------------------------------------------------------                                          -------

                    (Street Address)                                     (City)                                           (ZIP Code)

2.   The mailing address of the registered office if different than above:                                          Michigan
                                                                                   ,
     ------------------------------------------------------------------------------                                          -------

              (Street Address or P.O. Box)                               (city)                                           (ZIP Code)
3.   The name of the resident agent at the registered office is:  William C. Young
                                                                ---------------------------------

ARTICLE V (insert any desired additional provision authorized by the Act; attach additional pages if needed.)

This limited liability company shall be managed by one or more managers.

           Signed this 11th day of December           , 1998
                                   -------------------     -------
         By: /s/ David C. May
            --------------------------------------------------------------
                                   (Signature)

            David C. May, Attorney-in-fact
         ------------------------------------------------------------------
                           (Type or print name and title)

GOLD SEAL APPEARS ONLY ON ORIGINAL